Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Increases Share Repurchase Authorization by $52.4 Million to $100 Million

Board Increases Quarterly Cash Dividend by 3.4%

HOUSTON, February 18, 2020 — Group 1 Automotive, Inc. (NYSE: GPI), (“Group 1” or the “Company”), an international, Fortune 500 automotive retailer, today announced that its board of directors increased the Company's common stock share repurchase authorization by $52.4 million to $100 million.  During February 2020, subsequent to the fourth quarter 2019 earnings call, the Company has repurchased 119,575 shares at an average price per common share of $94.42, for a total of $11.3 million.  In total during the first quarter 2020, the Company has repurchased 268,859 shares at an average price per common share of $96.47, for a total of $25.9 million.  Purchases may be made from time to time, based on market conditions, legal requirements and other corporate considerations, in the open market or in privately negotiated transactions.  The Company expects that any repurchase of shares will be funded by cash from operations.  Repurchased shares will be held in treasury.

Group 1's board of directors also declared a cash dividend of $0.30 per share for the fourth quarter of 2019. The dividend represents an increase of 3.4 percent, or $0.01 per share, from the third quarter of 2019, and will be payable on March 16, 2020, to stockholders of record on March 2, 2020.

About Group 1 Automotive, Inc.

Group 1 owns and operates 186 automotive dealerships, 242 franchises, and 49 collision centers in the United States, the United Kingdom and Brazil that offer 31 brands of automobiles. Through its dealerships, the Company sells new and used cars and light trucks; arranges related vehicle financing; sells service contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Investors please visit www.group1corp.com, www.group1auto.com, www.group1collision.com, www.facebook.com/group1auto, and www.twitter.com/group1auto, where Group 1 discloses additional information about the Company, its business, and its results of operations.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements related to future, not past, events and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. In this context, the forward-looking statements often include statements regarding our goals, plans, projections and guidance regarding our financial position, results of operations, market position, pending and potential future acquisitions and business strategy, and often contain words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “should,” “foresee,” “may” or “will” and similar expressions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Any such forward-looking statements are not assurances of future performance and involve risks and uncertainties that may cause actual results to differ materially from those set forth in the statements. These risks and uncertainties include, among other things, (a) general economic and business conditions, (b) the level of manufacturer incentives, (c) the future regulatory environment, (d) our ability to obtain an inventory of desirable new and used vehicles, (e) our relationship with our automobile manufacturers and the willingness of manufacturers to approve future acquisitions, (f) our cost of financing and the availability of credit for consumers, (g) our ability to complete acquisitions and dispositions and the risks associated therewith, (h) foreign exchange controls and currency fluctuations, and (i) our ability to retain key personnel. For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the SEC, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Readers are

Group 1 Automotive, Inc.

cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events or otherwise.

SOURCE: Group 1 Automotive, Inc.

Investor contacts:

Sheila Roth

Manager, Investor Relations

Group 1 Automotive, Inc.

713-647-5741 | sroth@group1auto.com

Media contacts:

Pete DeLongchamps

Senior V.P. Manufacturer Relations, Financial Services and Public Affairs

Group 1 Automotive, Inc.

713-647-5770 | pdelongchamps@group1auto.com

or

Clint Woods

Pierpont Communications, Inc.

713-627-2223 | cwoods@piercom.com